8-K 1 Haig8k.htm FORM 8-K ANNOUNCING ALEXANDER HAIG CHANGE

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    November 10, 2004

DOR BioPharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14778	41-1505029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Lincoln Building, 1691 Michigan Avenue Miami, FL 33139
                        (Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code (305) 534-3383

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 4, 2004, General (Ret.) Alexander M. Haig, Jr. resigned his positions as non-Executive Chairman and as a member of the Board of Directors of DOR BioPharma, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOR BIOPHARMA, INC.

By: /s/ James Clavijo
Controller (Principal Financial and Accounting Officer)